UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2007
                         -----------------------------------------------------

Date of reporting period:  December 1, 2006 - MAY 31, 2007
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.
                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 3, 2007

Dear shareholders,

   At its June meeting, the Federal Reserve kept benchmark U.S. interest rates steady at 5.25 percent for an eighth straight meeting and signaled it did not regard core inflation to be as much of a threat as it had previously indicated.

   The Fed has struggled with a confident estimate of the pace of economic growth while maintaining a wary eye on inflation. The Fed has the foremost responsibility of making these judgments and then acting to keep growth and inflation in balance using interest rates as its primary tool. If the Fed decides to cool things down, it hikes interest rates. Needless to say, Wall Street reacts unfavorably to higher interest rates.

   Therefore, the Fed's June statement that it was not concerned about an "elevated" rate of core inflation was greeted with relief in lower Manhattan.

   American corporate merger and buyout activity among American corporations has been heavy and the number of corporate stock buybacks has been substantial. The positive elements of the economy and the large cash positions of corporations give us mild optimism for the remainder of the year. The proverbial "monkey wrench" in that scenario could be hundreds of billions of dollars in subprime mortgages, which will become increasingly onerous to the mortgage holders over the next two years. These subprime mortgages were issued to people with less than desirable credit histories on very easy initial terms. These borrowers will face a shocking reality check when the rates on their mortgages escalate to real world levels.

   During the first half of our fiscal year, we made many changes to the portfolio. The position in TXU Corporation was sold in anticipation of a buyout giving the Fund a capital gain of over $2.3 million. Capital gains of this magnitude are a nice problem to have and to help offset the tax impact on a portion of this gain, we eliminated Caterpillar, Inc., EI DuPont de Nemours & Company, Monsanto Company, and Proctor & Gamble Company, from the portfolio at a loss.

   To reduce our exposure to the banking industry we pared down our holdings of Bank of America Corporation and Regions Financial; and eliminated our position in National City Corporation with gains in all three.

   In the energy field we cut back our holdings in Marathon Oil Corporation, Occidental Petroleum, and Sempra Energy with gains in all three.

   We took more gains in selling some of our position in Washington Post
Company.

   The proceeds of these sales were used to further diversify the portfolio. New positions were established in Deere and Company, Johnson & Johnson, McDonald's Corporation, and Teco Energy.

   At mid year the Philadelphia Fund has $3.8 million in realized capital gains.

   We have 8.7% of our portfolio in short term instruments, ready to take advantage of opportunities we constantly seek.


                                             Very truly yours,
                                             /s/ Donald H. Baxter
                                             Donald H. Baxter
                                             President

                            PHILADELPHIA FUND, INC.

PORTFOLIO SUMMARY BY INDUSTRY - MAY 31, 2007

                        % of Total                                  % of Total
                        Net Assets                                  Net Assets
                        ----------                                  ----------
Electric Utilities         20.9%   Construction/Agriculture Machinery   4.7%
Banks                      15.6    Health Care Plans                    4.3
Oil & Gas Operations       12.4    Retail Specialty                     3.8
Short-Term Corporate Notes  8.7    Restaurants                          2.8
Telecommunications          7.2    Publishing                           2.1
Pharmaceuticals             6.9    Conglomerate                         1.9
Natural Gas Utilities       5.1    Natural Gas Distribution             1.9
Food Processing             4.9    Information Services                 0.2
                                                                      -----
                                   Total Investments                  103.4
                                   Liabilities in Excess of
                                    Other Assets*                      (3.4)
                                                                      -----
                                   Total Net Assets                   100.0
                                                                      =====

* This balance includes obligations for portfolio purchase transactions that occurred on May 29, 2007 and which were settled on June 1, 2007

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS- MAY 31, 2007

Shares                                                               Value
-------                                                          -------------
                              COMMON STOCKS-94.7%
                                  BANKS-15.6%
 70,000   Bank of America Corp. . . . . . . . . . . . . . . . .  $   3,549,700
 80,000   Fifth Third Bancorp . . . . . . . . . . . . . . . . .      3,388,800
 55,000   Regions Financial Corp. . . . . . . . . . . . . . . .      1,961,850
 40,000   Wachovia Corp.  . . . . . . . . . . . . . . . . . . .      2,167,600
 80,000   Wells Fargo & Co. . . . . . . . . . . . . . . . . . .      2,887,200
                                                                 -------------
                                                                    13,955,150
                                                                 -------------
                               CONGLOMERATE-1.9%
 70,000   Hawaiian Electric Industries, Inc.  . . . . . . . . .      1,715,000
                                                                 -------------
                    CONSTRUCTION/AGRICULTURE MACHINERY-4.7%
 35,000   Deere & Co. . . . . . . . . . . . . . . . . . . . . .      4,216,450
                                                                 -------------
                            ELECTRIC UTILITIES-20.9%
 30,000   American Electric Power Co., Inc. . . . . . . . . . .      1,428,900
124,800   Duke Energy Corp. . . . . . . . . . . . . . . . . . .      2,438,592
120,000   Energy East Corporation . . . . . . . . . . . . . . .      2,900,400
 40,000   FirstEnergy Corp. . . . . . . . . . . . . . . . . . .      2,769,200
 70,000   Progress Energy, Inc. . . . . . . . . . . . . . . . .      3,506,300
 80,000   Southern Company  . . . . . . . . . . . . . . . . . .      2,880,800
155,000   Teco Energy Inc.  . . . . . . . . . . . . . . . . . .      2,721,800
                                                                 -------------
                                                                    18,645,992
                                                                 -------------
                             FOOD PROCESSING-4.9%
 40,000   Corn Products International, Inc. . . . . . . . . . .      1,641,200
 50,000   Kellogg Co. . . . . . . . . . . . . . . . . . . . . .      2,699,000
                                                                 -------------
                                                                     4,340,200
                                                                 -------------
                            HEALTH CARE PLANS-4.3%
 70,000   United Health Group Incorporated  . . . . . . . . . .      3,833,900
                                                                 -------------
                           INFORMATION SERVICES-0.2%
  4,500   Idearc Inc. . . . . . . . . . . . . . . . . . . . . .        158,625
                                                                 -------------
                         NATURAL GAS DISTRIBUTION-1.9%
 62,400   Spectra Energy Corp.  . . . . . . . . . . . . . . . .      1,661,712
                                                                 -------------
                           NATURAL GAS UTILITIES-5.1%
 75,000   Sempra Energy . . . . . . . . . . . . . . . . . . . .      4,599,000
                                                                 -------------
                           OIL & GAS OPERATIONS-12.4%
 35,000   Chevron Corporation . . . . . . . . . . . . . . . . .      2,852,150
 40,000   Marathon Oil Corp.  . . . . . . . . . . . . . . . . .      4,952,400
 60,000   Occidental Petroleum Corp.  . . . . . . . . . . . . .      3,298,200
                                                                 -------------
                                                                    11,102,750
                                                                 -------------

Shares                                                               Value
-------                                                          -------------
                              PHARMACEUTICALS-6.9%
100,000   Bristol-Myers Squibb Company  . . . . . . . . . . . .  $   3,031,000
 50,000   Johnson & Johnson . . . . . . . . . . . . . . . . . .      3,163,500
                                                                 -------------
                                                                     6,194,500
                                                                 -------------
                                PUBLISHING-2.1%
  2,500   Washington Post Co. Class "B" . . . . . . . . . . . .      1,922,500
                                                                 -------------
                                RESTAURANTS-2.8%
 50,000   McDonald's Corp . . . . . . . . . . . . . . . . . . .      2,527,500
                                                                 -------------
                             RETAIL SPECIALTY-3.8%
 60,000   Costco Wholesale Corp.  . . . . . . . . . . . . . . .      3,388,200
                                                                 -------------
                            TELECOMMUNICATIONS-7.2%
 60,000   AT&T Corp.  . . . . . . . . . . . . . . . . . . . . .      2,480,400
 90,000   Verizon Communications Inc. . . . . . . . . . . . . .      3,917,700
                                                                 -------------
                                                                     6,398,100
                                                                 -------------
Total Value of Common Stocks (cost $53,712,928) . . . . . . . .     84,659,579
                                                                 -------------
Principal
  Amount
---------
                        SHORT-TERM CORPORATE NOTES-8.7%
 $1,950M  Citigroup Corp., 5.175%, due 6/04/2007  . . . . . . .      1,949,171
  2,800M  Prudential Corp., 5.202%,due 6/01/2007  . . . . . . .      2,800,000
  3,000M  U.S. Bancorp., 5.134%, due 6/04/2007  . . . . . . . .      3,000,000
                                                                 -------------
Total Value of Short-Term Corporate Notes (Cost $7,749,171) . .      7,749,171
                                                                 -------------
Total Value of Investments (Cost $61,462,099)# . . . . . 103.4%     92,408,750
Excess of liabilities over other assets  . . . . . . . .  (3.4)     (3,034,743)
                                                         -----   -------------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . 100.0%  $  89,374,007
                                                         =====   =============

# Aggregate cost for tax purposes is $61,462,099.
% Represents percentage of net assets.


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2007

Assets
   Investments in securities, at value
    (identified cost $61,462,099) (Note 1A)  . . .                $92,408,750
   Cash  . . . . . . . . . . . . . . . . . . . . .                     17,996
   Dividends and interest receivable . . . . . . .                    266,410
   Other assets  . . . . . . . . . . . . . . . . .                     10,267
                                                                  -----------
      TOTAL ASSETS . . . . . . . . . . . . . . . .                 92,703,423

Liabilities
   Payable for investment securities purchased . .  $3,227,216
   Accrued advisory, administrative
    and 12b-1 fees . . . . . . . . . . . . . . . .      85,650
   Other accrued expenses  . . . . . . . . . . . .      16,550
                                                    ----------
      TOTAL LIABILITIES  . . . . . . . . . . . . .                  3,329,416
                                                                  -----------

Net Assets . . . . . . . . . . . . . . . . . . . .                $89,374,007
                                                                  ===========

Net Assets consist of:
   Capital paid-in . . . . . . . . . . . . . . . .                $54,170,731
   Undistributed net investment income . . . . . .                    403,060
   Accumulated net realized gain on investments  .                  3,853,565
   Net unrealized appreciation in value
    of investments . . . . . . . . . . . . . . . .                 30,946,651
                                                                  -----------

Net Assets for 10,833,301 shares outstanding . . .                $89,374,007
                                                                  ===========

Net Asset Value, Offering Price and Redemption
Price Per Share ($89,374,007 / 10,833,301 shares).                      $8.25
                                                                        =====



                       See notes to financial statements

                             PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2007

Investment Income
   Dividends . . . . . . . . . . . . . . . . . . .  $1,145,345
   Interest  . . . . . . . . . . . . . . . . . . .     241,108
                                                    ----------
      Total income . . . . . . . . . . . . . . . .                 $1,386,453

Expenses (Notes 3 and 5):
   Investment advisory fee . . . . . . . . . . . .     324,671
   Administrative fee  . . . . . . . . . . . . . .     108,224
   Distribution plan expenses  . . . . . . . . . .      64,934
   Professional fees . . . . . . . . . . . . . . .      42,721
   Director fees and expenses  . . . . . . . . . .      27,434
   Fund accounting agent's fees  . . . . . . . . .      18,863
   Transfer agent and dividend disbursing
    agent's fees and expenses  . . . . . . . . . .      18,240
   Custodian fees  . . . . . . . . . . . . . . . .      13,975
   Insurance expense . . . . . . . . . . . . . . .       7,185
   Registration expenses . . . . . . . . . . . . .       7,170
   Other expenses  . . . . . . . . . . . . . . . .      26,469
                                                    ----------
      Total expenses . . . . . . . . . . . . . . .     659,886
      Less: Fees paid indirectly . . . . . . . . .       3,057
                                                    ----------
      Net expenses . . . . . . . . . . . . . . . .                    656,829
                                                                  -----------
      Net Investment Income  . . . . . . . . . . .                    729,624


Realized and Unrealized Gain on
 Investments (Note 4):
   Net realized gain on investments  . . . . . . .   3,863,361
   Net unrealized appreciation of investments  . .   2,509,153
                                                    ----------
      Net gain on investments  . . . . . . . . . .                  6,372,514
                                                                  -----------
Net Increase in Net Assets Resulting from
 Operations  . . . . . . . . . . . . . . . . . . .                $ 7,102,138
                                                                  ===========


                        See notes to financial statements

                             PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                   Six Months
                                                      Ended       Year Ended
                                                     May 31,     November 30,
                                                      2007           2006
                                                  -------------  ------------
Increase (Decrease) in Net Assets:

   Operations
    Investment income-net . . . . . . . . . . .   $     729,624  $  1,680,377
    Net realized gain on investments  . . . . .       3,863,361     3,050,085
    Net unrealized appreciation
     of investments . . . . . . . . . . . . . .       2,509,153     4,771,433
                                                  -------------  ------------
       Net increase in net assets resulting
        from operations . . . . . . . . . . . .       7,102,138     9,501,895

   Distributions to Shareholders
    Net investment income ($0.092 and $0.131
     per share, respectively) . . . . . . . . .        (990,871)   (1,448,610)
    Net realized gain on investments ($0.285
     and $0.78 per share, respectively) . . . .      (3,053,162)   (8,296,818)

   Capital Share Transactions
    Increase in net assets resulting from
     capital share transactions (Note 2)  . . .         433,116       142,727
                                                  -------------  ------------
       Net increase (decrease) in net assets  .       3,491,221      (100,806)

Net Assets
    Beginning of year . . . . . . . . . . . . .      85,882,786    85,983,592
                                                  -------------  ------------
    End of period (including undistributed net
     investment income of $403,060 and
     $664,307, respectively)  . . . . . . . . .   $  89,374,007  $ 85,882,786
                                                  =============  ============

                        See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long-term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
    A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on May 31, 2007, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations acquired at par are stated at cost which, when combined with interest receivable, approximates fair value. Short-term obligations acquired at a discount are stated at amortized cost which approximates fair value.

                            PHILADELPHIA FUND, INC.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.
    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations are recorded on the ex-dividend date.
    D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.
    E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts. Estimated expenses are accrued daily.
    The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK
    As of May 31, 2007, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                                Six Months Ended             Year Ended
                                  May 31, 2007            November 30, 2006
                            ------------------------    ---------------------
                              Shares       Amount         Shares     Amount
                            ----------   -----------    ---------  ----------
Shares sold . . . . . . .       45,437   $   359,029      194,840  $1,460,816
Shares issued in
reinvestment of
distributions . . . . . .      422,620     3,304,665    1,087,943   7,965,868
Shares redeemed . . . . .     (408,770)   (3,230,578)  (1,210,632) (9,283,957)
                            ----------   -----------    ---------  ----------
  Net increase  . . . . .       59,287   $   433,116       72,151  $  142,727
                            ==========   ===========    =========  ==========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.
    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.
    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

                            PHILADELPHIA FUND, INC.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.
    During the six months ended May 31, 2007, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $19,550, and the Fund's custodian provided credits in the amount of $3,057 against custodian charges based on the uninvested cash balances of the Fund. A director and former officer of the Fund receives a monthly pension from the Fund which amounted to $6,250 for the above six-month period.
    The Fund's Chief Compliance Officer (CCO) is also an employee of BFC, and a Vice President of the Fund. For the six-month period ending May 31, 2007, the Fund's CCO salary expense amounted to $7,313.

4. INVESTMENT TRANSACTIONS
    For the six months ended May 31, 2007, purchases and sales of securities (other than U.S. Government obligations and short-term notes) aggregated $20,432,272 and $18,278,170, respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.
    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.
    Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to ..15% of the Fund's average net assets.

6. TAX COMPONENTS OF NET ASSETS
    The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.
    At May 31, 2007, net unrealized appreciation of investment securities for tax purposes was $30,946,651 consisting of $30,977,127 gross unrealized appreciation and $30,476 gross unrealized depreciation.

7. NEW ACCOUNTING PRONOUNCEMENTS
    In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal

                            PHILADELPHIA FUND, INC.

years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.
    In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). This standard is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosure.



                                FINANCIAL HIGHLIGHTS
       (For a Share of Capital Stock Outstanding Throughout Each Period)


                                    Six Months         Year Ended November 30,
                                      Ended      --------------------------------------
SELECTED PER SHARE DATA            May 31, 2007   2006    2005    2004    2003    2002
-----------------------            ------------  ------  ------  ------  ------  ------

Net Asset Value, Beginning of Year . $ 7.97      $ 8.03  $ 7.80  $ 6.51  $ 6.06  $ 6.89
                                     ------      ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income  . . . . . . .   0.07        0.15    0.13    0.11    0.12    0.08
Net Realized and Unrealized
 Gain (Loss) on Investments  . . . .   0.59        0.70    0.59    1.39    0.62   (0.63)
                                     ------      ------  ------  ------  ------  ------
Total From Investment Operations . .   0.66        0.85    0.72    1.50    0.74   (0.55)
                                     ------      ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income  . . . . . . .   0.09        0.13    0.11    0.13    0.12    0.07
Net Realized Gains . . . . . . . . .   0.29        0.78    0.38    0.08    0.17    0.21
                                     ------      ------  ------  ------  ------  ------
Total Distributions  . . . . . . . .   0.38        0.91    0.49    0.21    0.29    0.28
                                     ------      ------  ------  ------  ------  ------
Net Asset Value, End of Period . . . $ 8.25      $ 7.97  $ 8.03  $ 7.80  $ 6.51  $ 6.06
                                     ======      ======  ======  ======  ======  ======

TOTAL RETURN (%) . . . . . . . . . .   8.52**     11.74    9.59   23.43   12.78   (8.37)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
 (in thousands)  . . . . . . . . . . $89,374     $85,883 $85,984 $84,875 $74,129 $71,543

Ratio to Average Net Assets:
Expenses (%) . . . . . . . . . . . .   1.53(a)     1.49    1.52    1.52    1.54    1.48
Net Investment Income (%)  . . . . .   1.69(a)     1.96    1.64    1.56    1.99    1.17

Portfolio Turnover Rate (%)  . . . .     24**        33      26      44      52     140

(a) Annualized
**  Not annualized

                                 See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Philadelphia Fund, Inc., as of May 31, 2007 and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended May 31, 2007 and the year ended November 30, 2006 and financial highlights for each of the five and one-half year periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc., at May 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 28, 2007

                            PHILADELPHIA FUND, INC.

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended May 31, 2007.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, December 1, 2006 through May 31, 2007.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                         BEGINNING       ENDING
                       ACCOUNT VALUE  ACCOUNT VALUE   EXPENSE   EXPENSES PAID
                         12/01/06       05/31/07       RATIO    DURING PERIOD#
                       -------------  -------------   -------   --------------
Actual Fund Return*  . .   $1,000       $1,085.20      1.53%(a)      $7.95

Hypothetical 5% Return .   $1,000       $1,017.30      1.53%(a)      $7.70

* The actual total return for the six-month period ended May 31, 2007 was 8.52%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(a)Annualized.

                            PHILADELPHIA FUND, INC.

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

When making its decision to renew the Fund's Investment Advisory Agreement (the "Advisory Agreement") with Baxter Financial Corporation ("BFC" or the "Advisor"), the Board of Directors (the "Board") carefully considered a variety of materials, which the Directors had received prior to the March 12, 2007 Board meeting (which specifically had been called to consider the renewal of the Advisory Agreement). At the Board meeting, BFC provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Directors"), requesting information for the Board's consideration of the continuation of the Advisory Agreement (the "Information Request Letter").

The Information Request Letter had asked BFC to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation payable to the Advisor for the services provided to the Fund, comparative performance information (relating to the Fund and the Advisor), expenses of the Fund, the Fund's and the Advisor's compliance policies and procedures, and certain other relevant information. The Board thoroughly reviewed all of the responses provided by BFC to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of the S&P 500 Index, the Fund's benchmark, as well as the S&P 500/BARRA Value Index, S&P/Citigroup Value Index; Russell 1000 Index, Russell 1000 Value Index, Wilshire 5000, and Dow Jones Wilshire Large-Cap Value Index. The Board also compared the Fund with the average Morningstar star rating, Morningstar risk and Morningstar returns of other funds with a growth and income objective listed in the Morningstar Large Value Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets between $50 million and $100 million contained in Lipper's Growth and Income Category. The Board also took into account information furnished by BFC throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by BFC (as the Fund's investment advisor, principal underwriter and administrator), Unified Fund Services, Inc. (as both the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board also had received periodic reports relating to compliance with the Fund's investment policies and restrictions and compliance policies, and various information on regulatory issues relating to the investment company industry.

When considering the continuation of BFC as the Fund's investment advisor and the approval of the Advisory Agreement, the Board discussed the following specific factors:

[BULLET] the nature, extent and quality of the services provided by BFC; [BULLET] the investment performance of the Fund and of BFC;
[BULLET] the Advisor's cost of providing the services to the Fund and the profitability of managing the Fund to BFC; and

                            PHILADELPHIA FUND, INC.

[BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the Advisory Agreement that allow shareholders to participate in the resulting benefits.

In considering the materials described above, the Independent Directors referred to the memorandum from their independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the Advisory Agreement, and outlined the Board's responsibilities when considering the renewal of the Agreement. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and BFC to furnish, such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement, and (ii) BFC's responses to the Information Request Letter were intended to assist the Board in meeting these requirements.

In its deliberations, the Board took into account a combination of factors, including the following:

   Nature, Extent and Quality of Services
   --------------------------------------
   In considering the nature, extent and quality of advisory services provided by the Advisor, consideration was given by the Board to the qualifications of Donald Baxter, the Fund's portfolio manager. Also, the Board considered how BFC had performed the research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as compliance with the Fund's compliance policies and procedures and the code of ethics that governs personal securities trading by Fund management. The Board evaluated the Advisor's portfolio management process. The Board also evaluated how BFC performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accounting and shareholder services agents. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund. The Board concluded that the scope and quality of advisory services provided by BFC were consistent with the Fund's operational requirements, and shareholders of the Fund had received reasonable value in return for the fees paid to BFC.

   Investment Performance of the Fund and the Advisor
   --------------------------------------------------
   In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the Fund's benchmark and other relevant indexes, as well as the performance of the Fund's peer group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the market conditions existing over the prior year. The Board concluded that the Fund's investment performance was competitive, relative to both the relevant market indexes and the Fund's peer group. The Board also concluded that it was satisfied with the Advisor's performance.

                            PHILADELPHIA FUND, INC.

   Costs of Providing Services
   ---------------------------
   In considering the costs of BFC's providing advisory services and the reasonableness of the Fund's expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the Fund's peer group. The Independent Directors also considered the benefits to BFC of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and BFC. The Board determined that BFC's fees were reasonable, in light of the costs of the services provided by BFC and the fees charged by other advisers offering comparable services to similar funds.

   The Advisor's Profitability
   ---------------------------

   The Independent Directors considered BFC's level of profitability in providing investment management services to the Fund, Eagle Growth Shares, Inc., and certain private clients. The Board noted that BFC did not manage other registered investment companies (other than Eagle Growth Shares, Inc.), pooled investment vehicles or separate accounts. In evaluating the Advisor's profitability in managing Fund, the Independent Directors reviewed BFC's 2005 and 2006 financial statements. The Board also considered the extent to which BFC may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's soft dollars to pay for research and other similar services. The Board noted that the increased costs of providing advisory services will, in the long term, serve to reduce the Advisor's profitability. The Board concluded that BFC's profitability, in managing the Fund, based on the services provided, was reasonable and not excessive.

   Economies of Scale
   ------------------
   The Board analyzed the Advisor's fee schedule and the breakpoints in the fee schedule against the fee schedules of other investment companies in the Fund's peer group. The Board concluded that economies of scale would be realized as the Fund's assets increased, and noted the fact that BFC's advisory fee schedule was designed to allow the Fund's shareholders to participate in the benefits of these economies of scale (i.e., the Advisor's fees would be reduced), once certain asset levels were met. The Board noted that it will continue to review the availability of such economies of scale.

Based on the foregoing considerations and the overall quality and experience of BFC's personnel and operations, and investment advisory capabilities of the Advisor, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund. The Independent Directors met separately, without management being present, to consider the renewal of the Advisory Agreement. After full consideration of the factors discussed above, with no single factor identified as being of paramount or controlling importance, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement.

                            PHILADELPHIA FUND, INC.
OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member NASD
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTING AGENT UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                        PHILADELPHIA
        1200 North Federal Highway                      FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                            SEMI-ANNUAL
        (561) 395-2155                                    REPORT

                                                        May 31, 2007


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0300.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2007 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value - in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.


         Not applicable for filing of Semi-Annual Reports to Shareholders.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES


         Not applicable for filing of Semi-Annual Reports to Shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) Not applicable for filing of Semi-Annual Reports to Shareholders.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 12, 2007
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 12, 2007
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  July 12, 2007
 ---------------------

* Print the name and title of each signing officer under his or her signature.